Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended June 25, 2023
FREMONT, Calif., July 26, 2023 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended June 25, 2023 (the “June 2023 quarter”).
Highlights for the June 2023 quarter were as follows:
•Revenue of $3.21 billion.
•U.S. GAAP gross margin of 45.5%, U.S. GAAP operating income as a percentage of revenue of 26.6%, and U.S. GAAP diluted EPS of $5.97.
•Non-GAAP gross margin of 45.7%, non-GAAP operating income as a percentage of revenue of 27.3%, and non-GAAP diluted EPS of $5.98.
Key Financial Data for the Quarters Ended
June 25, 2023 and March 26, 2023
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2023	March 2023	Change Q/Q
Revenue	$3,207,257	$3,869,569	-17%
Gross margin as percentage of revenue	45.5%	41.5%	+ 400 bps
Operating income as percentage of revenue	26.6%	24.4%	+ 220 bps
Diluted EPS	$5.97	$6.01	-1%

Non-GAAP
	June 2023	March 2023	Change Q/Q
Revenue	$3,207,257	$3,869,569	-17%
Gross margin as percentage of revenue	45.7%	44.0%	+ 170 bps
Operating income as percentage of revenue	27.3%	28.3%	- 100 bps
Diluted EPS	$5.98	$6.99	-14%

U.S. GAAP Financial Results
For the June 2023 quarter, revenue was $3,207 million, gross margin was $1,458 million, or 45.5% of revenue, operating expenses were $604 million, operating income was 26.6% of revenue, and net income was $803 million, or $5.97 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,870 million, gross margin of $1,606 million, or 41.5% of revenue, operating expenses of $663 million, operating income of 24.4% of revenue, and net income of $814 million, or $6.01 per diluted share, for the quarter ended March 26, 2023 (the “March 2023 quarter”).
Non-GAAP Financial Results
For the June 2023 quarter, non-GAAP gross margin was $1,465 million, or 45.7% of revenue, non-GAAP operating expenses were $590 million, non-GAAP operating income was 27.3% of revenue, and non-GAAP net income was $803 million, or $5.98 per diluted share. This compares to non-GAAP gross margin of $1,704 million, or 44.0% of revenue, non-GAAP operating expenses of $608 million, non-GAAP operating income of 28.3% of revenue, and non-GAAP net income of $946 million, or $6.99 per diluted share, for the March 2023 quarter.
“Lam executed well in the June quarter with profitability levels exceeding the guided ranges,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “With our investment in a broad, differentiated product portfolio targeted to key technology inflections and a solid foundation for productive collaboration with customers, Lam Research is well positioned to outperform as semiconductors continue to become more critical to the global economy.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances remained flat at $5.6 billion at the end of the June 2023 quarter compared to the end of the March 2023 quarter. Cash generated from operating activities totaling $1.1 billion was offset by $869.0 million of share repurchases, including net share settlement of employee stock-based compensation; $232.3 million of dividends paid to stockholders; and $78.7 million of capital expenditures.
Deferred revenue at the end of the June 2023 quarter decreased to $1,838 million compared to $2,003 million as of the end of the March 2023 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptances. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $160 million as of June 25, 2023 and $212 million as of March 26, 2023.
Revenue
The geographic distribution of revenue during the June 2023 quarter is shown in the following table:

Region	Revenue
China	26%
Korea	24%
Taiwan	20%
Japan	10%
United States	8%
Europe	8%
Southeast Asia	4%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended			Twelve Months Ended
	June 25, 2023	March 26, 2023	June 26, 2022	June 25, 2023	June 26, 2022
	(In thousands)
Systems revenue	$1,710,359	$2,256,033	$3,006,374	$10,695,897	$11,322,271
Customer support-related revenue and other	1,496,898	1,613,536	1,629,180	6,732,619	5,904,768
	$3,207,257	$3,869,569	$4,635,554	$17,428,516	$17,227,039

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended September 24, 2023, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$3.4 Billion	+/-	$300 Million	—		$3.4 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	45.9%	+/-	1%	$21	Million	46.5%	+/-	1%
Operating income as a percentage of revenue	27.0%	+/-	1%	$33	Million	28.0%	+/-	1%
Net income per diluted share	$5.82	+/-	$0.75	$30	Million	$6.05	+/-	$0.75
Diluted share count	133 million			—		133 million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - restructuring charges, $14 million; transformational costs, $4 million; and amortization related to intangible assets acquired through business combinations, $3 million; totaling $21 million.
•Operating income as a percentage of revenue - transformational costs, $15 million; restructuring charges, $14 million; and amortization related to intangible assets acquired through business combinations, $4 million; totaling $33 million.
•Net income per diluted share - transformational costs, $15 million; restructuring charges, $14 million; amortization related to intangible assets acquired though business combinations, $4 million; amortization of debt discounts, $1 million; and associated tax benefit for non-GAAP items ($4 million); totaling $30 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2023 and March 2023 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, net restructuring charges, product rationalization charges, and transformational costs, and the net income tax effect of non-GAAP items. Additionally, the non-GAAP results for the June 2023 quarter exclude the income tax benefit on conclusion of certain tax matters related to a prior business combination.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our investments in our products; the breadth, differentiation and targeting of our product portfolio, our positioning in the market; our performance relative to the industry; and the significance of semiconductors to the global economy. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and are expected to continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 26, 2022, and our quarterly report on Form 10–Q for the fiscal quarter ended March 26, 2023. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 25, 2023	March 26, 2023	June 26, 2022	June 25, 2023	June 26, 2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$3,207,257	$3,869,569	$4,635,554	$17,428,516	$17,227,039
Cost of goods sold	1,737,682	2,197,237	2,535,042	9,573,425	9,355,232
Restructuring charges, net - cost of goods sold	11,446	66,720	—	78,166	—
Total cost of goods sold	1,749,128	2,263,957	2,535,042	9,651,591	9,355,232
Gross margin	1,458,129	1,605,612	2,100,512	7,776,925	7,871,807
Gross margin as a percent of revenue	45.5%	41.5%	45.3%	44.6%	45.7%
Research and development	401,951	429,451	411,157	1,727,162	1,604,248
Selling, general and administrative	199,831	193,500	210,002	832,753	885,737
Restructuring charges, net - operating expenses	1,742	40,408	—	42,150	—
Total operating expenses	603,524	663,359	621,159	2,602,065	2,489,985
Operating income	854,605	942,253	1,479,353	5,174,860	5,381,822
Operating income as a percent of revenue	26.6%	24.4%	31.9%	29.7%	31.2%
Other income (expense), net	9,010	(3,331)	(120,448)	(65,650)	(188,708)
Income before income taxes	863,615	938,922	1,358,905	5,109,210	5,193,114
Income tax expense	(61,078)	(124,914)	(149,971)	(598,279)	(587,828)
Net income	$802,537	$814,008	$1,208,934	$4,510,931	$4,605,286
Net income per share:
Basic	$5.99	$6.03	$8.76	$33.30	$32.92
Diluted	$5.97	$6.01	$8.74	$33.21	$32.75
Number of shares used in per share calculations:
Basic	134,052	134,924	137,993	135,472	139,899
Diluted	134,392	135,395	138,313	135,834	140,628
Cash dividend declared per common share	$1.725	$1.725	$1.50	$6.90	$6.00

(1)	Derived from audited financial statements.

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 25, 2023	March 26, 2023	June 26, 2022
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,337,056	$5,305,648	$3,522,001
Investments	37,641	63,849	135,731
Accounts receivable, net	2,823,376	3,262,140	4,313,818
Inventories	4,816,190	4,881,935	3,966,294
Prepaid expenses and other current assets	214,149	216,455	347,391
Total current assets	13,228,412	13,730,027	12,285,235
Property and equipment, net	1,856,672	1,855,117	1,647,587
Restricted cash and investments	250,316	250,688	251,534
Goodwill and intangible assets	1,790,943	1,801,819	1,616,963
Other assets	1,655,300	1,605,710	1,394,313
Total assets	$18,781,643	$19,243,361	$17,195,632
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$8,358	$8,457	$7,381
Other current liabilities	4,176,560	4,432,872	4,557,378
Total current liabilities	4,184,918	4,441,329	4,564,759
Long-term debt and finance lease obligations	5,003,183	4,996,920	4,998,449
Income taxes payable	882,084	885,348	931,117
Other long-term liabilities	501,286	512,376	422,941
Total liabilities	10,571,471	10,835,973	10,917,266
Stockholders’ equity (2)	8,210,172	8,407,388	6,278,366
Total liabilities and stockholders’ equity	$18,781,643	$19,243,361	$17,195,632

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 133,297 as of June 25, 2023, 134,692 as of March 26, 2023, and 136,975 as of June 26, 2022

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 25, 2023	March 26, 2023	June 26, 2022	June 25, 2023	June 26, 2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$802,537	$814,008	$1,208,934	$4,510,931	$4,605,286
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	89,604	91,663	87,932	342,432	333,739
Deferred income taxes	(38,960)	7,195	(173,987)	(172,061)	(257,438)
Equity-based compensation expense	68,495	73,911	69,588	286,600	259,064
Other, net	40,761	1,559	33,574	52,298	(44,751)
Changes in operating assets and liabilities	160,288	738,102	(782,107)	158,738	(1,796,226)
Net cash provided by operating activities	1,122,725	1,726,438	443,934	5,178,938	3,099,674
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(78,670)	(119,457)	(125,746)	(501,568)	(546,034)
Business acquisition, net of cash acquired	—	—	—	(119,955)	—
Net sale of available-for-sale securities	26,280	39,414	23,486	98,132	1,165,884
Other, net	(2,790)	(4,289)	26,323	(11,171)	(7,575)
Net cash (used for) provided by investing activities	(55,180)	(84,332)	(75,937)	(534,562)	612,275
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(2,061)	(2,209)	(2,032)	(23,206)	(11,889)
Treasury stock purchases	(869,014)	(581,943)	(876,089)	(2,017,012)	(3,865,663)
Dividends paid	(232,336)	(233,977)	(208,056)	(907,907)	(815,290)
Reissuance of treasury stock related to employee stock purchase plan	64,903	—	61,798	109,899	108,178
Proceeds from issuance of common stock	3,438	—	997	11,111	5,682
Other, net	(2,916)	(1,399)	(152)	(3,552)	45
Net cash used for financing activities	(1,037,986)	(819,528)	(1,023,534)	(2,830,667)	(4,578,937)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,477	(2,302)	(16,683)	128	(30,227)
Net increase (decrease) in cash, cash equivalents, and restricted cash	31,036	820,276	(672,220)	1,813,837	(897,215)
Cash, cash equivalents, and restricted cash at beginning of period	5,556,336	4,736,060	4,445,755	3,773,535	4,670,750
Cash, cash equivalents, and restricted cash at end of period	$5,587,372	$5,556,336	$3,773,535	$5,587,372	$3,773,535

(1)	Derived from audited financial statements.

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 25, 2023	March 26, 2023
Revenue	$3,207,257	$3,869,569
Gross margin	$1,465,207	$1,704,323
Gross margin as percentage of revenue	45.7%	44.0%
Operating expenses	$589,914	$607,620
Operating income	$875,293	$1,096,703
Operating income as a percentage of revenue	27.3%	28.3%
Net income	$803,125	$946,483
Net income per diluted share	$5.98	$6.99
Shares used in per share calculation - diluted	134,392	135,395
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 25, 2023	March 26, 2023
U.S. GAAP net income	$802,537	$814,008
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	3,093	3,093
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	4,288	1,498
Restructuring charges - cost of goods sold	11,446	66,720
Product rationalization - cost of goods sold	(13,383)	26,842
Transformational costs - cost of goods sold	1,634	558
EDC related liability valuation increase - research and development	7,719	2,697
Product rationalization - research and development	(3,795)	3,858
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	1,395	1,395
EDC related liability valuation increase - selling, general and administrative	5,146	1,798
Product rationalization - selling, general and administrative	(2,891)	2,891
Transformational costs - selling, general and administrative	4,294	2,692
Restructuring charges, net - operating expenses	1,742	40,408
Amortization of note discounts - other income (expense), net	724	718
Gain on EDC related asset - other income (expense), net	(16,599)	(5,443)
Net income tax benefit on non-GAAP items	(1,146)	(17,250)
Income tax benefit on the conclusion of certain tax matters	(3,079)	—
Non-GAAP net income	$803,125	$946,483
Non-GAAP net income per diluted share	$5.98	$6.99
U.S. GAAP net income per diluted share	$5.97	$6.01
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	134,392	135,395

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 25, 2023	March 26, 2023
U.S. GAAP gross margin	$1,458,129	$1,605,612
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	3,093	3,093
EDC related liability valuation increase	4,288	1,498
Restructuring charges, net	11,446	66,720
Product rationalization	(13,383)	26,842
Transformational costs	1,634	558
Non-GAAP gross margin	$1,465,207	$1,704,323
U.S. GAAP gross margin as a percentage of revenue	45.5%	41.5%
Non-GAAP gross margin as a percentage of revenue	45.7%	44.0%
U.S. GAAP operating expenses	$603,524	$663,359
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(1,395)	(1,395)
EDC related liability valuation increase	(12,865)	(4,495)
Restructuring charges, net	(1,742)	(40,408)
Product rationalization	6,686	(6,749)
Transformational costs	(4,294)	(2,692)
Non-GAAP operating expenses	$589,914	$607,620
U.S. GAAP operating income	$854,605	$942,253
Non-GAAP operating income	$875,293	$1,096,703
U.S. GAAP operating income as percent of revenue	26.6%	24.4%
Non-GAAP operating income as a percent of revenue	27.3%	28.3%

Lam Research Corporation Contact:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com